UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 17, 2015

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Other Events.

On August 17, 2015, MainSource Financial Group, Inc. (the “Company”) announced that its wholly owned bank subsidiary, MainSource Bank, completed its purchase of five branches from Old National Bank (“ONB”).  The purchased branches are located in Batesville, Brownstown, Portland and Richmond, Indiana, and Union City, Ohio.

On August 17, 2015, the Company also announced that its Board of Directors had declared a quarterly dividend of $.14 per share payable on September 15, 2015 to common shareholders of record as of September 4, 2015.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press Release of MainSource Financial Group, Inc. dated August 17, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2015

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Issued by MainSource Financial Group, Inc. dated August 17, 2015.